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                                                                EXHIBIT 10.03(a)

                         FRANK'S NURSERY & CRAFTS, INC.
                                   EXECUTIVE
                              COMPENSATION PROGRAM
                                  FISCAL 1997









                                             [FRANK'S NURSERY & CRAFTS LOGO]
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                         FRANK'S NURSERY & CRAFTS, INC.
                         EXECUTIVE COMPENSATION PROGRAM

I.   ELIGIBILITY AND PARTICIPATION

     Individuals eligible to participate are the following:                             PLAN ENTRY APPROVAL

     GROUP 1: Senior Executive                                                          Board of General Host
              Executive Vice President                                                  Chairman/President
              Vice President, Distribution
              Vice President, Marketing & Strategic Planning
              Vice President, Merchandising-Crafts
              Vice President, Merchandising-Lawn & Garden
              Vice President, Stores



     GROUP 2  Line Executives                                                           Chairman/President
              Asst. Vice Pres., Hardlines
              Asst. Vice Pres., Information Services
              Asst. Vice Pres., Operations Administration & Temporary Retail
              Asst. Vice Pres., Real Estate


     GROUP 3  Staff Executives                                                          Chairman/President
              Assistant Controllers
              Assistant Treasurer
              Asst. Vice Pres., Facilities Management
              Asst. Vice Pres., Inventory Management
              Controller
              Corporate Attorney
              Director, Advertising
              Director, Benefits
              Director, Employee Relations
              Director, I.S. Applications
              Director, Loss Prevention
              Director, Planning & Analysis
              Director, Real Estate
              Director, Taxes
              Director, Transportation
              Real Estate Attorney

     The basis of participation (Group and effective date) for individuals who are permitted to enter the Program during the year will be determined at the time of entry by the Chairman.


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IIA.  PROGRAM DESIGN - GROUP 1 PARTICIPANTS

      The Program is designed to pay a bonus that ranges up to 48% of base salary. The amount of the bonus award will be based on the achievement of Frank's Nursery & Crafts Operating Income Objectives and achievement of Business Objectives.

      1)     ACHIEVEMENT OF OPERATING INCOME OBJECTIVES

             Participants can earn bonuses ranging up to 25% of base salary, based on the relationship between reported operating income and the operating income objectives established by the Chairman. See Appendix A. Operating income objectives will be set for the 3%, 20% and 25% payment levels; (percentage achievement for operating income levels between the objectives established for the 3% and 20% levels, and the 20% and 25% levels, will be interpolated to the nearest percent). Reported operating income will, in all cases, be computed (1) before interest expense, (2) before provisions for federal and state income taxes, and (3) after provisions for payment of bonuses to the participants payable under this or any other incentive program covering employees not included in this program, and (4) will be adjusted to reflect any variance for the year between actual and budgeted interest expense (both inter-Company interest and outside interest expense).


             In determining the extent to which an individual has met his profit objectives, the Chairman will have the discretion to reduce reported operating profit appropriately, for purposes of the Program, where reported profits were achieved by actions significantly at variance with planned profit achievement and which actions did not receive prior review and approval of the Chairman.

             In addition, at the discretion of the Chairman, reported operating profit for the performance year will be increased or decreased by an amount equal to 20% of the difference between the assets employed in the business at the beginning and end of the current performance year.


      2)     ACHIEVEMENT OF BUSINESS OBJECTIVES

             Up to 10% of base salary will be paid for the achievement of specific objectives. Operating profit levels will be established for each participant below which no bonus will be paid for specific objective achievement.

             The specific objectives will be developed between the participant and his immediate superior, and approved by the Chairman. Objectives shall not be more than five (preferably four) specific items; these items will have a weighed value approved by the Chairman and recorded by the Program Administrator.

             Within two weeks following the close of the year, each participant, in conjunction with the Program Administrator, is to submit a written summary of his degree of accomplishment of his specific objectives. This statement together with a recommended award shall then be submitted to the Chairman.

             During the year, revisions to objectives, where warranted, are to be submitted to the President and approved by the Chairman as deemed appropriate.

      3)     ACHIEVEMENT OF CORPORATE TARGET

             When the General Host Corporate Target is achieved, any bonus otherwise earned pursuant to the above Operating Income and Business Objectives shall be increased by 20%. The Corporate Target will be computed after provision for bonus payments under this program.

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             At the beginning of each year, the Chief Executive Officer determines the Corporate Target (expressed as an Earnings Per Share objective), subject to the approval of the Compensation Committee of the Board of Directors. The Corporate Target will be recorded with the Administrator along with the Operating Income Objectives and Business Objectives of each participant.


IIB.  PROGRAM DESIGN - GROUP 2 PARTICIPANTS

      The Program is designed to pay a bonus that ranges up to a maximum of 48% of base salary. The amount of the bonus award will be based on the achievement of Frank's Nursery & Crafts Operating Income Objectives and achievement of Business Objectives.


      1)     ACHIEVEMENT OF OPERATING INCOME


             Participants can earn bonuses ranging up to 15% of base salary, based on the relationship between reported operating income and the operating income objectives established by the Chairman. Profit objectives will be set for the 3%, 10% and 15% payment levels; (percentage achievement for profits between objectives established for the 3% and 10% levels, and the 10% and 15% levels, will be interpolated to the nearest percent). Reported profits will, in all cases, be computed after provisions for payments of bonuses under this Program and under any other bonus program in effect for Home Office employees.

             For purposes of this paragraph, provisions will be made for payment of bonuses pursuant to Paragraph IIA (1) and (2), before determining the extent to which the Corporate Target has been achieved.


      2)     ACHIEVEMENT OF BUSINESS OBJECTIVES

             Up to a maximum of 25% of base salary will be paid for the achievement of specific objectives (see Paragraph IIA (2) regarding establishment of specific objectives). Any bonus payable under this paragraph is also subject to the following limitations:
             (1) if less than 75% of the Corporate Target Result is achieved, any bonus otherwise earned is reduced by 50%; (2) the Chairman will establish a profit objective level below which no bonus will be paid.

      3)     ACHIEVEMENT OF CORPORATE TARGET

             When the General Host Corporate Target is achieved, any bonus otherwise earned pursuant to the above Operating Income and Business Objectives shall be increased by 20%. The Corporate Target Result will be computed after provision for bonus payments under this program.

             At the beginning of each year, the Chief Executive Officer determines the Corporate Target (expressed as an Earnings Per Share objective), subject to the approval of the Compensation Committee of the Board of Directors. The Corporate Target will be recorded with the Administrator along with the Operating Income Objectives and Business Objectives of each participant.

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IIC.  PROGRAM DESIGN - GROUP 3 PARTICIPANTS

      The Program is designed to pay a bonus that ranges up to a maximum of 36% of base salary. The amount of the bonus award will be based on the achievement of Frank's Nursery & Crafts Operating Income Objectives and achievement of Business Objectives.


      1)     ACHIEVEMENT OF OPERATING INCOME OBJECTIVES


             Participants can earn bonuses ranging up to 15% of base salary, based on the relationship between reported operating income and the operating income objectives established by the Chairman. Profit objectives will be set for the 3%, 10% and 15% payment levels; (percentage achievement for profits between objectives established for the 3% and 10% levels, and the 10% and 15% levels, will be interpolated to the nearest percent). Reported profits will, in all cases, be computed after provisions for payments of bonuses under this Program and under any other bonus program in effect for Home Office employees.


             For purposes of this paragraph, provisions will be made for payment of bonuses pursuant to Paragraph IIA (1) and (2), before determining the extent to which the Corporate Target has been attained.


      2)     ACHIEVEMENT OF BUSINESS OBJECTIVES

             Up to a maximum of 15% of base salary will be paid for the achievement of specific objectives (see Paragraph IIA (2) regarding establishment of specific objectives). Any bonus payable under this paragraph is also subject to the following limitations:
             (1) if less than 75% of the Corporate Target is achieved, any bonus otherwise earned is reduced by 50%; (2) the Chairman will establish a profit objective level below which no bonus will be paid.

      3)     ACHIEVEMENT OF CORPORATE TARGET

             When the General Host Corporate Target is achieved, any bonus otherwise earned pursuant to the above Operating Income and Business Objectives shall be increased by 20%. The Corporate Target Result will be computed after provision for bonus payments under this program.

             At the beginning of each year, the Chief Executive Officer determines the Corporate Target (expressed as an Earnings Per Share objective), subject to the approval of the Compensation Committee of the Board of Directors. The Corporate Target will be recorded with the Administrator along with the Operating Income Objectives and Business Objectives of each participant.



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III.  GENERAL PROGRAM CONTROLS

      1. No awards will be paid with respect to achievement of specific objectives in a year when dividends (cash or common stock in lieu of cash) on General Host's Common Stock are not paid. If a dividend is paid for a portion of the year, any specific objective achievement bonus otherwise earned will be pro-rated.

      2. Any bonus otherwise payable under this Program will be reduced proportionately to the extent necessary, if any, to prevent the Corporation from reporting a loss for the fiscal year in question.

      3. Anything herein to the contrary notwithstanding, no bonus will be paid to any individual whose overall performance during the year, in the judgement and discretion of his supervisor, and the Chairman of the Board, was unsatisfactory.

      4. In the event that profit targets are not attained, the President will have the discretion to recommend the payment of a reasonable and appropriate bonus for performance that was otherwise outstanding.

IV.   ADMINISTRATION

      1. Individual awards will be computed on base salary as of February 1 of the current fiscal year.

      2.     The Program must be approved by the Compensation Committee
             and the Board of Directors.   The Chairman's objectives and the
             Corporate Target result must also be approved by the Compensation Committee of the Board of Directors.

      3. The President and Vice President, Human Resources will be the Administrators of the Program. In concert with the Chairman, they will prepare a report for the Compensation Committee by the end of February of each year, documenting last year's results and listing the current year's:

                    a) Program Participants
                    b) Operating Income Objectives
                    c) Specific Business Objectives for Each Participant
                    d) Corporate Target
                    e) Bonus Possibilities for Each Participant

      4. The Chairman will have full and final discretion to determine the amount of bonus, if any, to be paid to any participant who dies, retires or is disabled during the year, or whose responsibilities are changed during the year, subject to the approval of the Board of Directors. Participants whose employment is terminated for any other reason up to and including the date the awards are distributed (check date) will be ineligible for any award.

      5. In the event there is any dispute as to the amount of any bonus payable under this Program, the Compensation Committee will have full and final discretion to resolve the matter as it deems equitable and appropriate.

      6. All bonuses payable under this Program will be payable within a reasonable time after audited financial statements for the current fiscal year are available. All bonuses are subject to applicable payroll taxes.


      7. Any bonus payable under this Program may, at the Company's discretion, be paid in General Host's common stock in lieu of cash, which stock may be subject to certain restrictions in accordance with Federal Securities laws. In such event, the Company will consider the tax effects and either provide low cost tax loans or a cash payment to cover Participants' additional tax liability.


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                         FRANK'S NURSERY & CRAFTS, INC.
                         EXECUTIVE COMPENSATION PROGRAM

                             Bonus Potential Matrix
                 Operating Income Objective (Fiscal Year 1997)

------------    ----------------   ----------------    -------------------    ----------------     -------------     -------------
                                                                                                   MAXIMUM BONUS     MAXIMUM BONUS
PARTICIPANTS    OPERATING INCOME    ACHIEVEMENT OF       ACHIEVEMENT OF        ACHIEVEMENT OF       CORP TARGET       CORP TARGET
                   OBJECTIVE       OPERATING INCOME    BUSINESS OBJECTIVES    CORPORATE TARGET     NOT ACHIEVED        ACHIEVED
------------    ----------------   ----------------    -------------------    ----------------     -------------     -------------
  Group 1       $28 mm (Minimum)         3%                   10%                   ---                 13%               13%
                $30 mm (Target)         20%                   10%                    6%                 30%               36%
                $36 mm (Maximum)        25%                   15%                    8%                 40%               48%

  Group 2       $28 mm (Minimum)         3%                   10%                   ---                 13%               13%
                $30 mm (Target)         10%                   20%                    6%                 30%               36%
                $36 mm (Maximum)        15%                   25%                    8%                 40%               48%

  Group 3       $28 mm (Minimum)         3%                    7%                   ---                 10%               10%
                $30 mm (Target)         10%                   10%                    4%                 20%               24%
                $36 mm (Maximum)        15%                   15%                    6%                 30%               36%


Notes: Bonus awards will not be granted if FNC operating income is less than $28 mm.
       Corporate Target established at $0.23 Earnings Per Share.